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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      OCTOBER 7, 2003



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                             0-17293                                22-2795073
(State or other jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification No.)
 incorporation or organization)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                                           75234
(Address of principal executive offices)                                            (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On October 7, 2003, we announced that Michael J. Blumenfeld, the company's Chief Executive Officer, had completed an offering on a firm commitment underwritten basis directly to Roth Capital Partners, LLC, of 1,000,000 of the approximately 1,640,000 warrants then held by Mr. Blumenfeld at a per warrant price of $1.95. Under the terms of the offering, Roth Capital immediately exercised the warrants and the company issued 1,000,000 shares of its common stock directly to Roth Capital. Roth Capital sold these shares to institutional investors at a price of $6.95 per share. The issuance and resale of the warrants and shares of common stock were registered pursuant to our registration statement on Form SB-2 (File No. 333-34294) under the Securities Act of 1933, as amended. We filed a prospectus with the Securities and Exchange Commission, consisting of a prospectus supplement dated October 1, 2003, together with a base prospectus dated March 13, 2003, which specified the terms of the transaction.

         The Underwriting Agreement, dated as of October 1, 2003, by and among Collegiate Pacific Inc., Michael J. Blumenfeld and Roth Capital Partners, LLC is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       EXHIBIT NO.

            1 Underwriting Agreement, dated October 1, 2003, by and among Collegiate Pacific Inc., Michael J. Blumenfeld and Roth Capital Partners, LLC

ITEM 9. REGULATION FD.

         On October 7, 2003, we issued a press release announcing that Michael
J. Blumenfeld, the company's Chief Executive Officer, had completed an offering on a firm commitment underwritten basis directly to Roth Capital Partners, LLC, of 1,000,000 of the approximately 1,640,000 warrants then held by Mr. Blumenfeld at a per warrant price of $1.95. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

         The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2003             COLLEGIATE PACIFIC INC.



                                  By: /s/ William R. Estill
                                      ------------------------------------------
                                      William R. Estill, Chief Financial Officer





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                                  EXHIBIT INDEX


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

Exhibit
Number     Exhibit
------     -------

 1 Underwriting Agreement, dated October 1, 2003, by and among Collegiate Pacific Inc., Michael J. Blumenfeld and Roth Capital Partners, LLC

99.1**     Press Release of Collegiate Pacific Inc., dated October 7, 2003.
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**   Furnished and not filed.